SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                             FORM 8-K



                    Commission File No.: 0-9503

                           Current Report


                           August 27, 1998
        (Date of Report - Date of Earliest Event Reported)



                   DIGITAL PRODUCTS CORPORATION

     Florida                                          59-1141879
(State or other jurisdiction of                   (IRS Employer
Incorporation or organization)                 Identification No)

                      3001 SW 10th Street
                  Pompano Beach, Florida 33069
             (Address of Principal Executive Offices)


                        (800) 670-7790
                 (Registrant's Telephone Number)




       (Former Name, Former Address and Former Fiscal Year,
                  if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of July was filed with the Bankruptcy Court on August 27, 1998.

                  UNITED STATES BANKRUPTCY COURT
                   SOUTHERN DISTRICT OF FLORIDA
                          MIAMI DIVISION


IN RE:                                     CASE NUMBER

                                           97-21987BKC-RBR

                                           JUDGE RAYMOND B. RAY

DEBTOR.                                    CHAPTER 11


           DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                          FOR THE PERIOD

                 FROM   7/1/98    TO    7/31/98



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                 Robert Furr
                                 Attorney for Debtor


Debtor's Address                 Attorney's Address
And Phone Number:                and Phone Number:

3001 SW 10th Street              1499 W Palmetto Road

Pompano Beach, FL 33069          Boca Raton, FL 33486

(800) 670-7790                       (561) 395-0500

              Monthly Financial Report for Business

For the Period Beginning:     7/1/98     and Ending:     7/31/98

Name of Debtor:  Digital Products Corporation   Case Number  97-21987 BKC RBR

Date of Petition:          4/3/97

                                                  Current            Cumulative
                                                   Month          Petition to Date
     1. Cash at Beginning of Period           $    47,423.35      $     60,846.09
     2. Receipts:
        A. Cash Sales                                 -                    -
           Less: Cash Refunds                         -                    -
           Net Cash Sales                             -                    -
        B. Collections on Post Petition A/R   $   254,313.25         3,363,299.45
        C. Collections on Pre Petition A/R            -                432,498.78
        D. Other Receipts                             -                321,676.29
     3. TOTAL RECEIPTS                            254,313.25         4,117,474.52
     4. TOTAL CASH AVAILABLE FOR
          OPERATIONS (Line 1 + Line 3)            301,736.60         4,178,320.61

     5. DISBURSEMENTS
        A. U.S. Trustee Quarterly Fees                                  15,000.00
        B. Net Payroll                             91,423.59         1,069,109.68
        C. Payroll Taxes Paid                      37,986.73           480,798.64
        D. Sales and Use Taxes
        E. Other Taxes                              1,277.40            14,136.25
        F. Rent                                    19,524.18           132,359.30
        G. Other Leases                             1,000.00            82,301.93
        H. Telephone                               42,723.41           389,446.14
        I. Utilities                                  -                    -
        J. Travel & Entertainment                   7,953.69           204,338.91
        K. Vehicle Expenses                           -                    -
        L. Office Supplies                          1,418.83            37,571.40
        M. Advertising                                                  13,850.57
        N. Insurance (Attachment 7)                10,035.09           157,616.92
        O. Purchases of Fixed Assets                4,368.00            78,333.09
        P. Purchases of Inventory                  11,920.00           417,482.85
        Q. Manufacturing supplies                   7,981.20            27,604.67
        R. Repairs and Maintenance                     79.04             1,638.25
        S. Payments to Secured Creditors           86,500.00               -
        T. Other Operating Expenses                51,742.53           990,929.10
         (Attach List)
     6. TOTAL CASH DISBURSEMENTS                  289,367.31         4,165,951.32
     7. ENDING CASH BALANCE
          (LINE 4 - LINE 6)                   $    12,369.29       $    12,369.29

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 27th day of August, 1998. ____________________

                   Monthly Financial Report for Business

Period Beginning:      7/1/98      and Ending:     7/31/98

Name of Debtor:  Digital Products Corporation   Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97

          OTHER RECEIPTS
                                                     Current          Cumulative
                                                      Month             to Date
     IL Unemployment Refund                              -               701.08
     Employees               Shipping                    -                22.25
     AT&T Refund                                         -               172.98
     Various                 Misc Income                 -             1,197.38
     Genesee County          Payment in Error            -             1,622.00
     COD                     Supplies/Other              -             2,357.37
     EMS                     Cash Advance                -            24,900.00
     APT                     Refund deposit              -            10,000.00
     Various                 Tax refunds                 -               257.51
     State of Utah           Receipt in error            -             4,750.20
     NASDAQ                  Refund                      -             4,000.00
     Judy Sundberg           Advance                     -             8,850.00
     Synergy Media           Draw on Trust Funds         -            20,000.00
     IMS, Inc.               Reimburse Expenses          -            30,000.00
                             Void checks                                 245.52
     IMS, Inc.               Advance                                 179,100.00
     DPAC                    Advance                                  33,000.00
     T. Snelling             Advance                                                   500.00
                                                    $    -         $ 321,676.29

                   Monthly Financial Report for Business

Period Beginning:     7/1/98       and Ending:     7/31/98

Name of Debtor:  Digital Products Corporation   Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97



          OTHER OPERATING EXPENSES
                                                                               Current              Cumulative
                                                                               Month                  to Date
Tax Acct           Bank Charge               Service Charges                   42.51                  449.48
Barnett Bank       Bank Charge               Wire Transfer Fees                 -                     378.00
Operating Acct     Bank Charge               Service Charges                   91.50                1,450.99
Payroll Acct       Bank Charges              Service Charges                  133.86                  598.84
                   Kinko's                   Copies for Tracking                -                     654.67
                   Postage                   Next Day Mailing                   -                      56.75
                   Subcontractors            Installers                         -                  29,933.63
                   Corporate License Fees                                       -                     330.00
                   Computer Programmer                                          -                  43,475.48
                   Subcontractors            Labor                          7,570.86              270,769.91
                   Freight                                                  4,969.75              116,793.93
                   Transfer Agent/Other                                         -                  38,875.25
                   Patent Renewals                                          8,391.00               21,680.00
                   Refund (ck Rec in Error)                                     -                   6,362.20
                   Advance Payment           Repayment                          -                  24,900.00
                   Various                   Medical Claims                     -                   2,451.88
                   Subcontractors            Computer Supplies                  -                     498.18
                   S. Kapila                 Interim CFO                        -                  10,469.05
                   L. Martin                 Commission                         -                   1,000.00
                   T. Snellings              Consult/Comm                       -                  24,708.30
                   Various                   Network Support                    -                  10,534.33
                   Various                   Move Expense                    954.00                 7,960.60
                   SGSG                      Advance                            -                  18,786.09
                   Competatech/Others        Training                                               3,056.91
                   Employees                 Mileage                            -                     168.44
                   Employees                 125s Reimbursement                 -                   2,588.00
                   Corporate Systems         CCSN Deposit                       -                  61,612.96
                   Mike Luther               Expense Reimb/Adv             5,000.00                48,556.61
                   Peggy Conway              Expense Advance                    -                   2,000.00
                   USCF                      Fees                               -                     500.00
                   Various                   Deposits                           -                  40,500.00
                   EMS                       Commission                         -                   2,843.25
                   Bank of Kaukauna          Utah lease                         -                  15,044.63
                   Transfer to IMS           Expense Reimburse             2,500.00                27,500.00
                   American Stock Transfer   Legal                         1,600.00                 3,200.00
                   Holland & Knight          Legal                              -                     285.00
                   Judy Sundberg             Advance                                               10,850.00
                   Deltec                    Repairs                                                1,663.40
                   Electronic Filings        SEC Filing                      171.00                   702.00
                   America Online            Internet                         26.95                   107.80
                   Constant Services         Repairs                                                  116.50
                   Argentina Consultants     Consulting                                            13,600.00
                   Equipment Rentals         Rentals                                                2,191.04


                    Monthly Financial Report for Business

Period Beginning:      7/1/98       and Ending:     7/31/98

Name of Debtor: Digital Products Corporation   Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97

          OTHER OPERATING EXPENSES
                   T. Snelling               Advance Repay                                          2,253.48
                   DPAC                      Advance Repay                                         33,000.00
                   Disclosure Mailings       Mailings                         67.45                56,744.17
                   Thomas Deer               Petty Cash                                               500.00
                   Chuck Nora                Expense Advance                                        1,000.00
                   Victor Flores             Expense Advance                                        1,000.00
                   Ken Virgillito            Expense Advance                                        1,005.00
                   Frogs Graphics            Printing                        223.65                   223.65
                   Mark Abboud               Advance Repay                20,000.00                20,000.00

                                             Total                      $ 51,742.53             $ 990,929.10




                                 ATTACHMENT 1

           MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Digital Products Corporation     Case Number: 97-21987 BKC RBR

Reporting Period Beginning:     7/1/98     and Ending:     7/31/98


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance               $     569,328.15
          Plus: Current Month New Billings               255,018.37
          Less: Collections during the Month             254,313.25
          End of Month Balance                     $     570,033.27


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days     31-60 days     61-90 days     Over 90          Total
                                            Days
$217,903.50   121,754.14     23,117.31      177,350.52     $540,125.47

                                ATTACHMENT 2

           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     7/1/98     and Ending     7/31/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date          Days
Incurred      Outstanding     Vendor                  Description              Amount
24-Apr-97                     Millward & Co.          Audit                         150.00 dispute
1-Feb-98      181             Access 2000             Computer System               990.00
22-Apr-98     100             St. of Hawaii           Taxes                         286.16
22-Apr-98     100             St. of Hawaii           Taxes                         336.32
30-Apr-98      92             Royal Mercantile Trust                              2,583.56 dispute
01-May-98      91             Telnet Data             Supplies                    1,800.00
23-Apr-98      68             O'Donnell Ficenec       Tax Prep.                   8,500.00
20-Apr-98     102             DAS Consulting          Repair                        530.00
17-Apr-98     105             Comguard                Repair                     11,625.00
01-May-98      92             Telnet Data Group       Supplies                    1,800.00
16-May-98      76             Telogy                  Supplies                      131.44
12-Jan-98     200             IKON                    Supplies                      345.62
01-May-98      92             AT&T Telephone Conf     Telephone                     519.12
20-May-98     102             Network Solutions       Misc                          100.00
23-Jan-98     189             David Bower             Contract Labor                200.00
02-May-98      91             Steve Makk              Contract Labor              7,060.00
14-May-98      77             Liberty Court           Contract Labor                268.88
17-May-98      75             Comguard                Contract Labor              1,625.00
18-May-98      74             Steve Makk              Contract Labor              1,407.50
28-May-98      64             DAS Consulting          Contract Labor                265.00
01-May-98      92             Am. Stock Transfer      Professional Fees           1,600.00
01-June-98      60            Am Stock Transfer       Professional Fees           1,600.00
01-June-98      60            EMS                     Contract Labor                771.75
01-June-98      60            Triple S Transport      Freight                        76.00
02-June-98      59            Office Depot            Office Supplies               395.38
03-June-98      59            LCI                     Telephone                   6,337.43
06-June-98      55            Carl Margolis           Contract Labor                562.50
08-June-98      53            R Soft, Inc.            Supplies                    2,588.93
10-June-98      51            Foam Factory            Supplies                    1,509.00
11-June-98      50            EFD                                                    58.26
11-June-98      50            Eugene Kennedy          Professional Fees           3,940.00
16-June-98      45            Telogy                                                131.44
19-June-98      42            Key Leasing             Rent                        1,000.00
19-June-98      42            Re-entry Services       Contract Labor              1,264.50
20-June-98      41            Steve Makk & Assoc      Contract Labor              8,851.20
23-June-98      7             LCI                     Telephone                     832.88
25-June-98      5             Smith Barney                                          108.77
29-June-98      1             Federal Express         Freight                       279.89
29-June-98      1             Smith Barney                                           74.48
30-June-98                    Holland Knight          Professional Fees             861.00
15-July-98      16            AFCO                    Insurance                   4,450.21


                                 ATTACHMENT 2

            MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     7/1/98     and Ending     7/31/98



15-July-98      16          AFCO                    Insurance                   1,268.95
15-July-98      16          American Design         Contract Labor                461.70
22-July-98       9          American Design         Contract Labor                549.77
29-July-98       2          American Design         Contract Labor                407.03
01-July-98      31          American Stock Transfer Professional Fees            1,600.00
16-July-98      15          Cal-Tech Assoc.         Professional Fees              354.08
23-July-98       6          Scott Christensen       Employee Expenses               37.00
15-July-98      16          Competatech             Professional Fees            1,118.49
24-July-98       7          Peggy Conway            Employee Expenses              268.05
09-July-98      22          Peggy Conway            Employee Expenses              101.19
22-July-98       9          Peggy Conway            Employee Expenses               83.94
07-July-98      24          Cort Furniture Lease    Rent                            10.00
13-July-98      18          CSC                     Professional Fees              175.31
08-July-98      23          Electronic Filings      Professional Fees              198.00
01-July-98      30          EMS                     Consulting Fees                888.00
30-July-98       1          Evaco                   Professional Fees              297.05
06-July-98      25          Federal Express         Shipping                       162.30
13-July-98      18          Federal Express         Shipping                       125.58
15-July-98      16          Frank Garner            Contract Labor                 475.00
13-July-98      18          State of Hawaii         Taxes                          668.19
23-July-98       8          Holland and Knight      Professional Fees            2,730.00
29-July-98       2          Holland and Knight      Professional Fees              958.00
22-July-98       9          Key Leasing             Rent                           500.00
15-July-98      16          Albani Laporte          Contract Labor                 731.32
20-July-98      11          Albani Laporte          Contract Labor                  30.00
15-July-98      16          LEP Profit              Shipping                     2,280.96
02-July-98      29          Steve Makk & Assoc      Contract Labor                  37.75
01-July-98      30          Nextel                  Telephone                    1,404.00
01-July-98      30          Nextel                  Telephone                    1,339.96
28-July-98       3          Nextel                  Telephone                      675.41
10-July-98      21          Chuck Nora              Employee Expenses              148.39
24-July-98       7          Chuck Nora              Employee Expenses              561.33
20-July-98      11          Jeff Serbin             Employee Expenses              399.91
01-July-98      30          Pagenet                 Telephone                    1,486.73
01-July-98      30          Shasta Cty Tax Coll     Taxes                          354.64
06-July-98      25          Smith Barney            Bankruptcy Expense              74.48
05-July-98      26          Store & Lock            Rent                         1,256.20
01-July-98      30          TCG                     Telephone                    2,380.09
07-July-98      24          Telnet                  Supplies                     1,388.40
07-July-98      24          Telnet                  Supplies                       500.00
14-July-98      17          Telnet                  Supplies                       267.00
15-July-98      16          Telnet                  Supplies                        78.31
01-July-98      30          Telogy                  Supplies                       131.44
07-July-98      24          Telogy                  Supplies                       131.44
17-July-98      14          Telogy                  Supplies                       131.44


                                 ATTACHMENT 2

            MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     7/1/98     and Ending     7/31/98



11-July-98     20         UPS               Shipping                    1,264.86
18-july-98     13         UPS               Shipping                    1,585.42
25-July-98      6         UPS               Shipping                    1,065.66
16-July-98     15         US West           Telephone                     421.22
01-July-98     30         xiNETix, Inc.     Rent                        2,687.55


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)          $ 146,457.53
     Plus: New Indebtedness Incurred This Month            40,701.75
     Less:  Amount Paid on Prior Accounts Payable          73,090.62
     End of Month Balance                                 114,068.66

                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation     Case # 97-21987 BKC-RBR

Report Period Beginning          7/1/98     and Ending     7/31/98

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month     $149,052.13
          Inventory Purchased during Month              11,920.00
          Inventory Used or Sold                        11,920.00
          Inventory on Hand at End of Month          $ 149,052.13

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:          $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month          $ 352,526.50
     Less:     Depreciation Expense                       34,963.00
     Plus:     New Purchases                               4,368.00
     Less:     Disposed Under Lease Rejection
     Ending Monthly Balance                            $ 321,931.50

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                ATTACHMENT 4

                       MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation          Case #     97 21987 BKC-RBR

Report Period Beginning:          7/1/98     Ending:          7/31/98

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance                $  44,621.59
     Total of Deposits Made             254,313.25
     Total Amount of Checks/Wires       160,065.64
     Service Charges                         91.50
     Transfers to Other Account s       129,359.13
     Closing Balance                  $   9,418.57


Number of First Check Written This Period          2205
Number of Last Check Written This Period           2300
Total Number of Checks Written This Period           92
Total Number of Wire Transfers                        1
Voided Checks This Period                             3
                                    Total            96



BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                $   1,547.64
     Total of Deposits Made
     Transfers in                        91,372.23
     Total Amount of Checks Written      90,914.05
     Service Charges Payroll Depot          458.18
     Service Charges                        133.86
     Transfers to Other Accounts
     Closing Balance                   $  1,413.78


Number of First Check Written This Period          975
Number of Last Check Written This Period          1042

Total Number of Checks Written This Period          67
Plus Manual Checks                                   1
     Total                                          68

Plus     Direct Deposits                            85  Items
                                Total              153   Items

                                ATTACHMENT 4

                        MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation          Case #     97 21987 BKC-RBR

Report Period Beginning:               7/1/98     Ending:          7/31/98

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                   $    1,254.12
     Total of Deposits Made                  38,312.23    Transfers in
     Total Amount of Checks Written          37,986.90    Transfers out
     Service Charges                             42.51
     Transfers to Other Accounts
     Closing Balance                     $    1,536.94

                                ATTACHMENT 5
                               CHECK REGISTER

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:          7/1/98          And Ending:     7/31/98

NAME OF B,ANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date     Check #     Payee                             Purpose                     Amount
7/1/98               Clarke American Checks            Office Supplies                   71.21
7/1/98   2205        Liberty Court Travel              Travel                         2,256.92
7/1/98   2206        Void
7/1/98   2207        American Design                   Contract Labor                 1,117.76
7/1/98   2208        Doug Hogmire                      Travel                         1,330.99
7/1/98   2209        Jeff Serbin                       Supplies                         305.88
7/1/98   2210        American Design                   Contract Labor                   552.83
7/1/98   2211        Cort Furniture                    Travel                           424.88
7/1/98   2212        Void
7/1/98   2213        Patty Van Horn                    Supplies                          22.94
7/1/98   2214        UPS                               Freight                        4,804.31
7/1/98   2215        Void
7/1/98   2216        Federal Express                   Freight                          165.44
7/1/98   2217        Frank Garner                      Consulting                       725.00
7/1/98   2218        Albani Laporte                    Contract Labor                   628.92
7/1/98   2219        Sandra Umana                      Contract Labor                    40.00
7/1/98   2220        LCI                               Telephone                         20.59
7/1/98   2221        TCG                               Telephone                      4,722.48
7/1/98   2222        Midwest Empoyee Benefits          Insurance                      3,972.58
7/2/98   2223        Upstream Brewing                  Meals                             48.00
7/3/98   2224        Key Leasing                       Rent                             500.00
7/3/98   2225        American Stock Transfer           Bankruptcy                     1,600.00
7/3/98   2226        XiNETix                           Rent                           4,085.18
7/3/98   2227        Holland & Knight                  Patents                        7,530.00
7/3/98   2228        Renatta Batteries                 Supplies                       3,026.70
7/3/98   2229        AFCO                              Insurance                      6,005.11
7/3/98   2230        Access 2000                       Computers                      3,000.00
7/3/98   2231        Electronic Filings                Bankruptcy                       171.00
7/3/98   2232        State of Hawaii                   Tax                            1,175.00
7/6/98   2233        Electrodyne                       Inventory                        650.00
7/6/98   2234        Monroe County                     Inventory                      2,560.00
7/6/98   2235        Dean Witter                       Bankruptcy                        67.45
7/6/98   2236        TCG                               Telephone                      2,360.39
7/6/98   2237        Nextel                            Telephone                         92.88
7/6/98   2238        Acme Typewriter                   Repairs                           79.04
7/6/98   2239        State of Delaware                 Tax                              102.40
7/6/98   2240        CSC                               Professional Fees                173.99
7/6/98   2241        US West                           Telephone                        454.52
7/6/98   2242        Florida Power & Light             Travel                            59.91
7/7/98   2243        Void
7/7/98   2244        Tad Deer                          Office Supplies                  509.86
7/7/98   2245        Doug Hogmire                      Office Supplies                  131.89
7/7/98   2246        Peggy Conway                      Travel Advance                   100.00
7/7/98   2247        Dataco DeRex                      Supplies                         135.00


                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:          7/1/98          And Ending:     7/31/98

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date     Check #     Payee                             Purpose                     Amount

7/7/98   2248        Frogs Graphics                    Printing                        223.65
7/7/98   2249        Modern Time Systems               Supplies                         15.90
7/7/98   2250        Modern Time Systems               Supplies                         93.17
7/7/98   2251        Statewide                         Contract Labor                   42.00
7/8/98   2252        Memcom                            Rent                          1,500.00
7/8/98   2253        St Andrews                        Rent                            939.00
7/8/98   2254        Industrial Assembly               Inventory                     4,760.00
7/8/98   2255        Tad Deer                          Office Supplies                 387.92
7/9/98   2256        Void
7/9/98   2257        Valentinos                        Meals                            19.92
7/9/98   2258        Mike Luther                       Advance                       5,000.00
7/9/98   2259        Mark Abboud                       Repay Loan                   20,000.00
7/10/98  2260        Premier Marketing                 Rent                          4,000.00
7/10/98  2261        Murphy Moving                     Moving                          685.00
7/10/98  2262        Cal-Tech & Assoc.                 Inventory                       350.00
7/10/98  2263        Void
7/10/98  2264        First Westroads Bank              Moving                          269.00
7/13/98  2265        First Natl Bank of Lewiston, MT   Inventory                     3,600.00
7/13/98  2266        Liberty Court Travel              Travel                        1,001.42
7/13/98  2267        Reliable Office Supply            Office Supplies                 261.93
7/13/98  2268        Nextel                            Telephone                     3,518.31
7/14/98  2269        Peggy Conway                      Telephone                       937.34
7/15/98  2270        Doug Hogmire                      Office Supplies                  31.23
7/15/98  2271        PC Solutions                      Contract Labor                1,086.14
7/16/98  2272        Liberty Court Travel              Travel                          635.00
7/16/98  2273        Renatta Batteries                 Supplies                      3,010.40
7/16/98  2274        Deltec                            Supplies                      1,150.00
7/17/98  2275        LCI                               Telephone                    16,337.43
7/17/98  2276        American Design                   Contract Labor                  947.70
7/17/98  2277        Albani Laporte                    Consulting                      256.52
7/17/98  2278        KBS                               Rent                          5,000.00
7/17/98  2279        XiNETix                           Rent                          4,000.00
7/20/98  2280        IMS                               Repay Advance                 2,500.00
7/20/98  2281        Reliance Std Life                 Insurance                        57.40
7/22/98  2282        Ken Virgillito                    Supplies                        150.00
7/22/98  2283        Steve Makk                        Contract Labor                2,000.00
7/22/98  2284        Key Leasing                       Rent                            500.00


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:          7/1/98          And Ending:     7/31/98

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date     Check #     Payee                             Purpose                     Amount

7/22/98   2285       US West                           Telephone                      39.60
7/23/98   2286       Chuck Nora                        Travel                        781.00
7/23/98   2287       Doug Hogmire                      Travel                      1,118.51
7/23/98   2288       Judy Sundberg                     Travel                        620.80
7/24/98   2289       US Postmaster                     Postage                        96.00
7/24/98   2290       Penny Woods                       Telephone                      36.65
7/24/98   2291       Access 2000                       Computers                   1,368.00
7/24/98   2292       Holland & Knighy                  Patent                        861.00
7/24/98   2293       AT&T                              Telephone                   3,053.88
7/24/98   2294       LCI                               Telephone                   5,000.00
7/27/98   2295       Florida Power                     Travel                        191.24    7/27/98
2296                 Peggy Conway                      Telephone                      76.34     7/27/98
                     American Online                   Internet                       26.95     7/28/98
2297                 Brenda McNair                     Wages                          51.54     7/28/98
2298                 Void
7/28/98   2299       Liberty Court Travel              Travel                        678.00
7/29/98   2300       Industrial Assembly               Inventory                   4,760.00

                           Total                                                 160,065.64

                                  ATTACHMENT 5
                                 CHECK REGISTER

DEBTOR: Digital Product Corporation               Case #: 97-21987 BKC-RBR

Report Period Beginning:          7/1/98          and Ending:     7/31/98

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:               1811005541
PURPOSE OF ACCOUNT:     Payroll Account


Date     Check #                    Payee         Purpose          Amount
7/3/98   975-988+19 direct dep      Employees     Payroll          $ 18,879.83
7/10/98  989-1002+16 direct dep     Employees     Payroll            17,936.02
7/17/98  1003-1016+16 direct dep    Employees     Payroll            17,740.92
7/24/98  1018-1030+17 direct dep    Employees     Payroll            17,618.25
7/31/98  1031-1042+17 direct dep    Employees     Payroll            18,739.03

          Sub Total Payroll                                          90,914.05

          Payroll Depot Serv. Chg.                                      458.18

                                                   Grand Total     $ 91,372.23


                                ATTACHMENT 5
                               CHECK REGISTER


DEBTOR:     Digital Products Corporation     Case # 97-21987 BKC - RBR

Report Period Beginning:          7/1/98          and Ending:     7/31/98

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:               1811006558
PURPOSE OF ACCOUNT:     Tax Account


Date       Check #          Payee               Purpose          Amount
7/3/98     transfer         Payroll Depot       payroll taxes     $ 8,123.57
7/10/98    transfer         Payroll Depot       payroll taxes       7,689.74
7/17//98   transfer         Payroll Depot       payroll taxes       7,680.01
7/24/98    transfer         Payroll Depot       payroll taxes       7,149.18
7/31/98    transfer         Payroll Depot       payroll taxes       7,344.40
                                                                  $37,986.90


                               ATTACHMENT 6a
                            Monthly Tax Report

DEBTOR:     Digital Products Corporation          Case # 97-21987 BKC - RBR
Reporting Period Beginning:     7/1/98     and Ending:     7/31/98


                  TAXES PAID and ACCRUED DURING MONTH


Date       Bank              Description            Amount
7/3/98     Comerica Bank     FED WH                 $  3,911.55
                             FICA                      2,875.92
                             MEDICARE                    726.14
                             FUTA                         22.61
                             IN WH                        60.35
                             MN WH                        21.58
                             NE WH                       272.99
                             MD WH                        42.04
                             MI WH                        30.80
                             IN SUTA                      12.43
                             FL SUTA                     137.06
                             NE SUTA                      10.10

                                                   $  8,123.57

7/10/98     Comerica Bank    FED WH                $  3,639.38
                             FICA                     2,710.79
                             MEDICARE                   687.49
                             FUTA                        32.59
                             MD WH                       42.66
                             MI WH                       23.69
                             MN WH                       21.58
                             NE WH                      337.90
                             FL SUTA                    145.20
                             NE SUTA                     48.46


                                                   $  7,689.74


                                ATTACHMENT 6a
                              Monthly Tax Report

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC - RBR
Reporting Period Beginning:     7/1/98     and Ending:     7/31/98


                   TAXES PAID and ACCRUED DURING MONTH


Date        Bank              Description     Amount
7/17/98     Comerica Bank     FED WH          $ 3,090.93
                              FICA              2,575.21
                              MEDICARE            622.36
                              FUTA                 31.24
                              MD WH                42.04
                              MI WH                30.80
                              MN WH                21.58
                              NE WH               337.90
                              FL SUTA             136.12
                              NE SUTA              48.46

                                              $ 6,936.64

7/24/98     Comerica Bank     FED WH          $ 3,473.11
                              FICA              2,379.26
                              MEDICARE            667.60
                              FUTA                 34.04
                              MI WH                30.80
                              MN WH                21.58
                              NE WH               344.50
                              FL SUTA             140.28
                              NE SUTA              58.01

                                              $ 7,149.18

7/31/98     Comerica Bank     FED WH          $ 3,636.39
                              FICA              2,411.39
                              MEDICARE            684.33
                              FUTA                 32.04
                              MI WH                30.80
                              MN WH                21.58
                              NE WH               337.90
                              FL SUTA             141.51
                              NE SUTA              48.46

                                              $ 7,344.40

                                ATTACHMENT 6b

DEBTOR:     Digital Products Corporation      Case # 97-21987 BKC - RBR
Report Period Beginning:          7/1/98     and Ending:     7/31/98

                             TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98. Period: 4th Quarter returns

Name of Taxing     Date Payment          Description                 Amount
Authority          Due
FUTA               10/31/98               Fed unemployment tax          152.52
FL SUTA            10/31/98               FL unemployment               700.17
IN SUTA            10/31/98               IN unemployment                12.43
NE SUTA            10/31/98               NE unemployment               213.49
FED WH             08/15/98               FED WH                      3,636.39
FICA               08/15/98               FICA                        2,411.39
MEDICARE           08/15/98               MEDICARE                      684.33
NE WH              07/15/98               NE WH                         337.90




                               ATTACHMENT 7
               SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation      Case # 97-21987 BKC - RBR

Report Period Beginning:          7/1/98     and Ending     7/31/98
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


Name of Officer:             Title            Amount Paid          Travel Adv.
Richard Angulo               Pres/COO         $    9,230.75          $       -
Michael Luther               CEO/Chairman         11,538.50                  -


                              PERSONNEL REPORT

                                                       Full Time     Part Time
Number of employees at beginning of period                 28            1
Number hired during the period                              1            1
Number converted to full time                               -            -
Number terminated during the period                         -            -
Number of employees on payroll at the end of period        29            2



                          CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier          Agent & Phone #          Policy #          Coverage          Expiration   Date
                                                            Type              Date         Premium
                                                                                           Due
Zenith            Alexander & Alex        12924             WC                4/1/99       4/1/99
                  305-279-7870
Zenith            Dade Underwriters       40076             WC                3/1/99       3/1/99
                  954-462-1304
Reliance Stand.   Mahoney & Asso.         LTD097814         LTD               7/1/98       6/15/98
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.            MM014842LP296     Comp. Gen'l       6/1/98       paid
                  305-591-0090                              Liability
Nat'l Union Fire  Seitlin Ins.            BE9327676         Umbrella          6/1/98       paid
Ins. Co. of Pitt. 305-591-0090                              Liability
Pacific Ins. Co.  Seitlin Ins.            ZG0008872         Property          5/1/99       paid
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.            CCP0033867        Crime             5/1/99       paid
                  305-591-0090
Mutual of         Midwest Emp. Ben.       266 MBPT          Health & Dental   10/1/98      paid
Omaha




